UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 5, 2018

CORPORATE CAPITAL TRUST II

(Exact name of Registrant as specified in its charter)

Delaware	814-01108	47-1595504
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

201 Rouse Boulevard

Philadelphia, Pennsylvania 19112
(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (215) 495-1150

CNL Center at City Commons

450 South Orange Avenue

Orlando, Florida 32801
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Joint Advisor Investment Advisory Agreement

On April 9, 2018, Corporate Capital Trust II (the “Company”) entered into a new investment advisory agreement with FS/KKR Advisor, LLC (the “Joint Advisor”), a newly-formed entity that is jointly operated by KKR Credit Advisors (US) LLC (“KKR Credit”) and an affiliate of Franklin Square Holdings, L.P. (“FS Investments”) (the “Joint Advisor Investment Advisory Agreement”), which replaces the Investment Advisory Agreement, dated September 24, 2015, by and between the Company and CNL Fund Advisors II, LLC (“CNL”) (the “Previous Investment Advisory Agreement”).

The Company will pay the Joint Advisor a fee for its services under the Joint Advisor Investment Advisory Agreement consisting of two components—a base management fee based on the average value of the Company’s gross assets and an incentive fee based on the Company’s performance. The cost of both the base management fee payable to the Joint Advisor and any incentive fees it earns will ultimately be borne by the Company’s shareholders.

The base management fee will be calculated at an annual rate of 1.50% of the average value of the Company’s gross assets. The base management fee will be payable monthly in arrears and will be calculated based on the average value of the Company’s gross assets (excluding cash and cash equivalents) at the end of the two most recently completed calendar months. The base management fee may or may not be taken in whole or in part at the discretion of the Joint Advisor. All or any part of the base management fee not taken as to any month will be deferred without interest and may be taken in such other month as the Joint Advisor shall determine. The base management fee for any partial month will be appropriately prorated.

The incentive fee consists of two parts. The first part of the incentive fee, which is referred to as the subordinated incentive fee on income, will be calculated and payable quarterly in arrears, will equal 20.0% of the Company’s “pre-incentive fee net investment income” for the immediately preceding quarter and will be subject to a hurdle rate, expressed as a rate of return on average adjusted capital, equal to 1.75% per quarter, or an annualized hurdle rate of 7.0%. For purposes of the subordinated incentive fee on income, “adjusted capital” means cumulative proceeds generated from sales of the Company’s common shares of beneficial interest (including proceeds from the Company’s distribution reinvestment plan), net of sales commissions and dealer manager fees, reduced for (i) distributions paid to shareholders that represent return of capital on a tax basis and (ii) amounts paid for share repurchases pursuant to the Company’s share repurchase program. As a result, the Joint Advisor will not earn this incentive fee for any quarter until the Company’s pre-incentive fee net investment income for such quarter exceeds the hurdle rate of 1.75%. Once the Company’s pre-incentive fee net investment income in any quarter exceeds the hurdle rate, the Joint Advisor will be entitled to a “catch-up” fee equal to the amount of the Company’s pre-incentive fee net investment income in excess of the hurdle rate, until the Company’s pre-incentive fee net investment income for such quarter equals 2.1875%, or 8.75% annually, of average adjusted capital. This “catch-up” feature will allow the Joint Advisor to recoup the fees foregone as a result of the existence of the hurdle rate. Thereafter, the Joint Advisor will be entitled to receive 20.0% of the Company’s pre-incentive fee net investment income.

The second part of the incentive fee, which is referred to as the incentive fee on capital gains, will be determined and payable in arrears as of the end of each calendar year (or upon termination of the Joint Advisor Investment Advisory Agreement). Under the Joint Advisor Investment Advisory Agreement, the fee will equal 20.0% of the Company’s “incentive fee capital gains” (i.e., the Company’s realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis), less the aggregate amount of any previously paid incentive fees on capital gains. The Company will accrue for the incentive fee on capital gains, which, if earned, will be paid annually. The Company will accrue the incentive fee on capital gains based on net realized and unrealized gains; however, under the terms of the Joint Advisor Investment Advisory Agreement, the fee payable to the Joint Advisor will be based on realized gains and no such fee will be payable with respect to unrealized gains unless and until such gains are actually realized.

The incentive fee may or may not be taken in whole or in part at the discretion of the Joint Advisor. All or any part of the incentive fee not taken as to any quarter will be deferred without interest and may be taken in such other quarter as the Joint Advisor shall determine.

The Joint Advisor Investment Advisory Agreement will remain in effect initially for two years, and thereafter will continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (i) the vote of the board of trustees of the Company (the “Board”), or by the vote of a majority of the outstanding voting securities of the Company, and (ii) the vote of a majority of the members of the Board who are not parties to the Joint Advisor Investment Advisory Agreement, or “interested persons,” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), of any such party, in accordance with the requirements of the 1940 Act.

The Joint Advisor Investment Advisory Agreement may be terminated at any time, without the payment of any penalty, by (i) the Company upon 60 days’ written notice to the Joint Advisor upon (a) the vote of a majority of the outstanding voting securities of the Company (within the meaning of Section 2(a)(42) of the 1940 Act), or (b) the vote of the Board, or (ii) the Joint Advisor upon not less than 120 days’ prior written notice to the Company. The Joint Advisor Investment Advisory Agreement will automatically terminate in the event of its “assignment” (as such term is defined for purposes of Section 15(a)(4) of the 1940 Act).

Information regarding the material relationships between the Company and each of KKR Credit and FS Investments is set forth in “Part II—Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations—Overview—Proposed Changes to Advisory Structure” and “Part II—Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Party Transactions” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, filed with the Securities and Exchange Commission (the “SEC”) on March 2, 2018 (the “Form 10-K”), and is incorporated herein by reference.

The foregoing description of the Joint Advisor Investment Advisory Agreement, as set forth in this Item 1.01, is a summary only and is qualified in its entirety by reference to the text of the Joint Advisor Investment Advisory Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

On April 9, 2018, KKR Credit and FS Investments issued a press release announcing, among other things, the transition of the Company’s investment advisory services to the Joint Advisor. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Joint Advisor Administrative Services Agreement

On April 9, 2018, the Company entered into a new administrative services agreement with the Joint Advisor (the “Joint Advisor Administrative Services Agreement”), which replaces the Administrative Services Agreement, dated September 24, 2015, by and between the Company and CNL (the “Previous Administrative Services Agreement”).

The terms of the Joint Advisor Administrative Services Agreement, including the services to be provided by the Joint Advisor and the amount of reimbursements to be paid by the Company for certain administrative expenses, will be substantially the same as those of the Previous Administrative Services Agreement. Under the Joint Advisor Administrative Services Agreement, the Joint Advisor will perform or oversee the performance of various administrative services that it requires, as well as personnel and facilities necessary for the Company’s business and these services, on behalf of the Company. Administrative services include investor services, general ledger accounting, fund accounting, maintaining required financial records, calculating the Company’s net asset value, filing tax returns, preparing and filing SEC reports, preparing, printing and disseminating shareholder reports and generally overseeing the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others. The Company will reimburse the Joint Advisor for administrative expenses it incurs in performing its obligations.

The Joint Advisor Administrative Services Agreement will remain in effect initially for two years and thereafter will continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (i) the vote of the Board, or by the vote of a majority of the outstanding voting securities of the Company, and (ii) the vote of a majority of the members of the Board who are not parties to the Joint Advisor Administrative Services Agreement, or “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, of any such party, in accordance with the requirements of the 1940 Act. The Joint Advisor Administrative Services Agreement may be terminated at any time, without the payment of any penalty, by (i) the Company upon 60 days’ written notice to the Joint Advisor upon (a) the vote of a majority of the outstanding voting securities of the Company (within the meaning of Section 2(a)(42) of the 1940 Act), or (b) the vote of the Board, or (ii) the Joint Advisor upon not less than 120 days’ prior written notice to the Company. The Joint Advisor Administrative Services Agreement will automatically terminate in the event of its “assignment” (as such term is defined for purposes of Section 15(a)(4) of the 1940 Act).

Information regarding the material relationships between the Company and each of KKR Credit and FS Investments is set forth in “Part II—Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations—Overview—Proposed Changes to Advisory Structure” and “Part II—Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Party Transactions” in the Form 10-K and is incorporated herein by reference.

The foregoing description of the Joint Advisor Administrative Services Agreement, as set forth in this Item 1.01, is a summary only and is qualified in its entirety by reference to the text of the Joint Advisor Administrative Services Agreement, which is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

Joint Advisor Expense Support Agreement

Concurrently with the Company’s entry into the Joint Advisor Investment Advisory Agreement and the Joint Advisor Administrative Services Agreement, on April 9, 2018, the Company entered into a new expense support and conditional reimbursement agreement with the Joint Advisor (the “Joint Advisor Expense Support Agreement”), which replaces the Fourth Amended and Restated Expense Support and Conditional Reimbursement Agreement, dated January 22, 2018, by and among the Company, CNL and KKR Credit (the “Previous Expense Support Agreement”). The Joint Advisor Expense Support Agreement is substantially similar to the Previous Expense Support Agreement.

Pursuant to the Joint Advisor Expense Support Agreement, the Joint Advisor agreed to pay to the Company some or all operating expenses (an “Expense Support Payment”) for each month during the Expense Support Payment Period (as defined below). The “Expense Support Payment Period” begins on April 9, 2018 and ends on December 31, 2018. The Joint Advisor will be entitled to be reimbursed promptly by the Company (a “Reimbursement Payment”) for Expense Support Payments made with respect to any class of common stock, subject to the limitation that no Reimbursement Payment may be made by the Company to the extent that it would cause the Company’s Other Operating Expenses (as defined in the Joint Advisor Expense Support Agreement) for such class of common stock to exceed the lesser of (i) 1.75% of average net assets attributable to common shares on an annualized basis after taking such payment into account and (ii) the percentage of the Company’s average net assets attributable to shares of such class of common stock represented by Other Operating Expenses during the period in which such Expense Support Payment from the Joint Advisor was made (provided, however, that this clause (ii) shall not apply to any Reimbursement Payment which relates to an Expense Support Payment from the Joint Advisor made during the same period). Additionally, Reimbursement Payments shall only be made to the extent that they do not exceed estimated taxable income taxes before reimbursements. Notwithstanding anything to the contrary in the Joint Advisor Expense Support Agreement, no Reimbursement Payment shall be made with respect to any class of common stock if the effective rate of distributions per share on such class of common stock declared by the Company at the time of such Reimbursement Payment is less than the effective rate of distributions per share on such class of common stock at the time the Expense Support Payment was made to which such Reimbursement Payment relates. For this purpose, “effective rate of distributions per share” means actual declared distribution rate per share exclusive of return of capital, if any. The eligibility for reimbursement by the Company of Expense Support Payments will terminate three years from the date on which such Expense Support Payment was paid or waived.

As previously disclosed in the Company’s Current Report on Form 8-K filed with the SEC on January 23, 2018, concurrently with execution of the Previous Expense Support Agreement, each of CNL and KKR Credit agreed, if the Previous Expense Support Agreement was terminated concurrently with the execution by the Company of the Joint Advisor Investment Advisory Agreement, to waive the Company’s obligation to reimburse CNL and KKR Credit within 30 days following such termination for all expense support payments not previously reimbursed. Notwithstanding this waiver, the Company’s reimbursement obligations under the Previous Expense Support Agreement shall remain in effect following its termination until all expense support payments made thereunder have been reimbursed, subject to any applicable limitations in accordance with the terms thereof.

The Joint Advisor Expense Support Agreement may be terminated at any time by the Joint Advisor upon written notice to the Company, except that once effective, the Joint Advisor may not terminate its obligation to make expense support payments. In addition, the Joint Advisor Expense Support Agreement will automatically terminate upon (i) the termination of the Joint Advisor Investment Advisory Agreement or (ii) the dissolution or liquidation of the Company; provided that the Joint Advisor may not terminate the Joint Advisor Expense Support Agreement prior to one year from the date of its effectiveness.

Information regarding the material relationships between the Company and each of KKR Credit, CNL and FS Investments is set forth in “Part II—Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations—Overview—Proposed Changes to Advisory Structure” and “Part II—Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Party Transactions” in the Form 10-K and is incorporated herein by reference.

The foregoing description of the Joint Advisor Expense Support Agreement, as set forth in this Item 1.01, is a summary only and is qualified in its entirety by reference to the text of the Joint Advisor Expense Support Agreement, which is filed as Exhibit 10.3 hereto, and is incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

Previous Investment Advisory Agreement and Previous Administrative Services Agreement

As described in the Company’s definitive proxy statement filed with the SEC on January 23, 2018, KKR Credit and FS Investments entered into a relationship to create a premier alternative lending platform for certain business development companies that will be advised by the Joint Advisor. In connection with the transition of investment advisory services to the Joint Advisor, CNL resigned as investment advisor and administrator to the Company and KKR Credit resigned as investment sub-advisor to the Company, in each case, on April 9, 2018, the effective date of the Joint Advisor Investment Advisory Agreement and the Joint Advisor Administrative Services Agreement.

The base management fee will be reduced from 2.00% under the Previous Investment Advisory Agreement to 1.50% under the Joint Advisor Investment Advisory Agreement. In addition, the calculation of the base management fee under the Joint Advisor Investment Advisory Agreement will exclude cash and cash equivalents from gross assets, as compared to the Previous Investment Advisory Agreement, which included cash and cash equivalents within the definition of gross assets. There were no early termination penalties payable by the Company as a result of the termination of the Previous Investment Advisory Agreement or the Investment Sub-Advisory Agreement, dated September 24, 2015, by and among the Company, CNL and KKR Credit.

The material terms of the Previous Administrative Services Agreement were substantially similar to the terms and conditions of the Joint Advisor Administrative Services Agreement described under the heading “Joint Advisor Administrative Services Agreement” in Item 1.01 of this Current Report on Form 8-K, which description is incorporated herein by reference. There were no early termination penalties payable by the Company as a result of the termination of the Previous Administrative Services Agreement.

Information regarding the material relationships between the Company and each of KKR Credit and FS Investments is set forth in “Part II—Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations—Overview—Proposed Changes to Advisory Structure” and “Part II—Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Party Transactions” in the Form 10-K and is incorporated herein by reference.

Managing Dealer Agreement and Distribution and Shareholder Servicing Plan

On April 5, 2018, in connection with the transition of investment advisory services to the Joint Advisor and due to the suspension of the Company’s continuous public offering of its common shares that became effective on January 10, 2018, the Board approved the termination, effective as of April 30, 2018, of (i) the Amended and Restated Managing Dealer Agreement that became effective on April 28, 2017 and (ii) the Company’s amended and restated distribution and shareholder servicing plan that became effective on April 28, 2017. It is anticipated that CNL, KKR Credit and/or their affiliates will make payments from their own resources to certain participating broker-dealers for the continued servicing of the Company’s shareholders.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Board of Trustees

On April 5, 2018, Mr. Chirag J. Bhavsar resigned as a member of the Board and Chairman of the Board, effective as of the Company’s entry into the Joint Advisor Investment Advisory Agreement (the “Effective Date”). Mr. Bhavsar’s resignation as trustee and Chairman of the Board was not due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

On the Effective Date, the size of the Board will be decreased to four trustees, three of whom will be independent trustees.

Officers of the Company

On April 5, 2018, Mr. Bhavsar resigned as Chief Executive Officer and Chief Operating Officer of the Company, effective as of the Effective Date. Mr. Bhavsar’s resignation as Chief Executive Officer and Chief Operating Officer was not due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. Mr. Bhavsar will remain as Chief Financial Officer of the Company.

On April 5, 2018, the Board appointed Michael C. Forman as Chief Executive Officer of the Company, effective as of the Effective Date. There are no material contracts or agreements between the Company and Mr. Forman. Mr. Forman will not receive any direct compensation from the Company. Set forth below is biographical information pertaining to Mr. Forman.

Michael C. Forman, 57, is chairman and chief executive officer of FS Investments and has been leading the company since founding it in 2007. He also currently serves as chairman, president and/or chief executive officer of FS Investment Corporation, FS Investment Corporation II, FS Investment Corporation III, FS Investment Corporation IV and other funds sponsored by FS Investments.

Prior to founding FS Investments, Mr. Forman founded a private equity and real estate investment firm. He started his career as an attorney in the Corporate and Securities Department at the Philadelphia based law firm of Klehr Harrison Harvey Branzburg LLP. In addition to his career as an attorney and investor, Mr. Forman has been an active entrepreneur and has founded several companies, including companies engaged in the gaming, specialty finance and asset management industries. Mr. Forman is a member of a number of civic and charitable boards, including The Franklin Institute, Drexel University and the Philadelphia Center City District Foundation. He is also Chairman of Vetri Community Partnership. Mr. Forman received his B.A., summa cum laude, from the University of Rhode Island, where he was elected Phi Beta Kappa, and received his J.D. from Rutgers University.

On April 5, 2018, the Board appointed Todd C. Builione as President of the Company, effective as of the Effective Date. There are no material contracts or agreements between the Company and Mr. Builione. Mr. Builione will not receive any direct compensation from the Company. Set forth below is biographical information pertaining to Mr. Builione.

Todd C. Builione, 43, is a trustee of the Company, a member of the board of directors of Corporate Capital Trust, Inc. (“CCT”) and CCT’s Chief Executive Officer. Mr. Builione joined KKR & Co. L.P. (“KKR & Co.”) in 2013 and is a Member of KKR & Co. and President of KKR Credit & Capital Markets. Mr. Builione also serves on the KKR Global Risk Committee. Prior to joining KKR & Co., Mr. Builione served as President of Highbridge Capital Management, CEO of Highbridge’s Hedge Fund business and a member of the Investment and Risk Committees. Mr. Builione began his career at the Goldman Sachs Group, where he was predominantly focused on capital markets and mergers and acquisitions for financial institutions. He received a B.S., summa cum laude, Merrill Presidential Scholar, from Cornell University and a J.D., cum laude, from Harvard Law School. Mr. Builione serves on the board of directors of Marshall Wace, a liquid alternatives provider which formed a strategic partnership with KKR & Co. in 2015. Mr. Builione also serves on the board of directors of Harlem RBI (a community-based youth development organization located in East Harlem, New York), on the Advisory Council of Cornell University’s Dyson School of Applied Economics and Management, and on the board of directors of the Pingry School.

Item 8.01	Other Events.

Quarterly Publication of Net Asset Value

Due to the suspension of the Company’s continuous public offering of its common shares that became effective on January 10, 2018, the Company will begin publishing net asset value on a quarterly basis, commencing with the second quarter of 2018, and will no longer publish net asset value on a monthly basis.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits

10.1	Investment Advisory Agreement, dated as of April 9, 2018, by and between Corporate Capital Trust II and FS/KKR Advisor, LLC
10.2	Administrative Services Agreement, dated as of April 9, 2018, by and between Corporate Capital Trust II and FS/KKR Advisor, LLC
10.3	Expense Support and Conditional Reimbursement Agreement, dated as of April 9, 2018, by and between Corporate Capital Trust II and FS/KKR Advisor, LLC
99.1	Press Release, dated April 9, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

CORPORATE CAPITAL TRUST II
a Delaware statutory trust

Date:	April 9, 2018	By:	/s/ Todd C. Builione
Todd C. Builione
President